LIPOCINE®

ENHANCING HEALTH

H.C. Wainwright 6th Annual NASH Investor Conference

October 17, 2022

Enabling Effective Oral Drug Delivery



Forward-Looking Statements

This release contains "forward-looking statements" that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and include statements that are not historical facts regarding our product development efforts, our strategic plans for developing products to treat CNS disorders, our ability to monetize non-core product candidates, the application of our Lip'ral platform in developing new treatments for CNS disorders, our product candidates and related clinical trials, the achievement of milestones within and completion of clinical trials, the timing and completion of regulatory reviews, outcomes of clinical trials of our product candidates, and the potential uses and benefits of our product candidates. Investors are cautioned that all such forward-looking statements involve risks and uncertainties, including, without limitation, the risks that we may not be successful in developing product candidates to treat CNS disorders, we may not be able to enter into partnerships or other strategic relationships to monetize our non-core assets, the FDA will not approve any of our products, risks related to our products, expected product benefits not being realized, clinical and regulatory expectations and plans not being realized, new regulatory developments and requirements, risks related to the FDA approval process including the receipt of regulatory approvals, the results and timing of clinical trials, patient acceptance of Lipocine's products, the manufacturing and commercialization of Lipocine's products, and other risks detailed in Lipocine's filings with the SEC, including, without limitation, its Form 10-K and other reports on Forms 8-K and 10-Q, all of which can be obtained on the SEC website at www.sec.gov. Lipocine assumes no obligation to update or revise publicly any forward-looking statements contained in this release, except as required by law.

Lipocine Clinical Development Pipeline

Development Candidate (Indication)	Pre-Clinical	Phase 1	Phase2/POC	Pivotal	Approved	Status
LPCN 1154 *(Postpartum Depression)*						Pilot PK bridge study in progress
LPCN 1148 *(Decompensated Liver Cirrhosis - Secondary Sarcopenia/Hepatic Encephalopathy)*						Phase 2 POC study in progress
LPCN 2101 *(Women With Epilepsy)*						IND cleared for Phase 2
Neuroactive Steroid *(Neurology Indication)*						

LIPOCINE®
ENHANCING HEALTH

Unlocking Value Through Partnering

Assets Available for Partnering

Development Candidate (Indication)	Pre-Clinical	Phase 1	Phase2/POC	Pivotal	Approved
TLANDO® *(Testosterone Replacement Therapy)*					
LPCN 1111 *(Once Daily Testosterone Replacement Therapy)*					
LPCN 1107 *(Prevention of Preterm Birth)*					
LPCN 1144 *(Non-Cirrhotic NASH)*					
LPCN 1148 *(Decompensated Liver Cirrhosis)*					

Summary of *LiFT* Results

Positive results support further development of LPCN 1144

- Study population: Men with biopsy-confirmed NASH
    - Hypogonadal and Eugonadal men
- Primary endpoint met – Change in liver fat via MRI-PDFF at Week 12
- Both LPCN 1144 treatment arms met with statistical significance the pre-specified histology based regulatory endpoint of NASH resolution with no worsening of fibrosis
- Treatment effect observed on fibrosis improvement needs confirmation in a larger study
- Changes in key liver enzymes and body composition support beneficial treatment effects of LPCN 1144
- LPCN 1144 was well tolerated with an overall safety profile comparable to placebo
- Similar benefits of LPCN 1144 in both hypogonadal and eugonadal men
- Open-label extension trial demonstrates safety and efficacy with 72 weeks of LPCN 1144 treatment

LPCN 1144: *LiFT (Liver Fat Intervention with oral Testosterone)**†

Phase 2 Paired Biopsy Study in Men with NASH (NCT04134091)

Study Design

- Biopsy confirmed male NASH subjects with F1-F3 Three-arm, blinded, placebo-controlled
  - Hypogonadal and eugonadal men enrolled
  - 1:1:1 randomization
    - Treatment A: 142 mg eq. T twice daily
    - Treatment B: 142 mg eq. T + 238 mg d-alpha tocopherol twice daily
    - Placebo: twice daily
- Treatment duration of 36 weeks

Primary Endpoint:

- ✓ Change in hepatic fat fraction via MRI-PDFF (W12)

Key Secondary Endpoints:

- ✓ Change in NASH activity and fibrosis via liver biopsy scoring (W36)
- ✓ Change in body composition, liver injury markers

Analysis Sets:

- Safety Set: All randomized subjects (ITT)
- Biopsy Set: All subjects with baseline and EOS biopsies
- NASH Resolution Set: Biopsy set with NAS ≥ 4 and at least 1 point in both inflammation and ballooning


SCREENING
TREATMENT: 36 WEEKS
FOLLOW-UP: 2 Weeks
MRI-PDFF,
DXA, Biopsy
Dose Start
MRI-PDFF (W12)
DXA (W20)
Biopsy
DXA (W36)
End of Study/Start of OLE**

* Website: www.lift-study.com
** Open Label Extension Study (36 weeks)
† Study was not powered to show statistical significance of secondary endpoints

LiFT Study: Baseline Characteristics†

Parameter	Placebo (N=15)	Treatment A (N=15)	Treatment B (N=14)
Mean Age (years)	50.5	50.0	54.0
Mean BMI (kg/m^2)	36.7	36.5	34.7
Diabetes (%)	53.3	73.3	64.3
Hypertension (%)	73.3	60.0	57.1
Mean ALT (U/L)	49.5	58.7	53.3
Mean AST (U/L)	35.9	34.3	30.9
Mean fibrosis stage	2.1*	1.4	1.4
Mean NAFLD Activity Score	4.7	5.0	4.6

†Biopsy Set, defined as subjects with available biopsy data at baseline and EOS
*$p < 0.05$
NASH CRN scoring for fibrosis and NAFLD Activity Score

Key Results from *LiFT* Study

Met Liver Fat and NASH Resolution Histology Endpoints

Liver Fat Reduction at Week 12 (MRI-PDFF)



Placebo (N=19)
Treatment A (N=18)
Treatment B (N=19)
0.0
-2.0
-4.0
-6.0
-8.0
-10.0
Absolute Change (%)
-1.54
-7.68
-9.17
p < 0.0001
p < 0.0001
NS

All Subjects: ITT Dataset, n = 56, missing data imputed using multiple imputation
NS = Not Statistically Significant

NASH Resolution with No Worsening of Fibrosis[1]



90
80
70
60
50
40
30
20
10
0
% Responders
NS
p < 0.001
69
p < 0.05
46
0
Placebo (N=11)
Treatment A (N=13)
Treatment B (N=13)

1 NASH resolution is defined per FDA guidance as lobular inflammation score = 0 or 1 and hepatocyte ballooning score = 0. NASH Resolution Set includes those subjects with baseline and EOS biopsy and with NASH at baseline (NAS ≥ 4 with lobular inflammation score ≥ 1 and hepatocyte ballooning score ≥1) per FDA Phase 3 guidance

Histological Changes in NASH Components: NASH CRN Scoring

Substantial Improvement in All NASH Components from Baseline


Steatosis
Inflammation
Ballooning
Placebo
Treatment A
Treatment B
7%
27%
67%
13%
13%
73%
20%
47%
33%
13%
20%
67%
13%
33%
53%
7%
27%
67%
21%
79%
21%
36%
43%
29%
71%
≥ 1 Grade Worsening
No Change
≥ 1 Grade Improvement

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ENHANCING HEALTH

Biopsy Set: All subjects with baseline and EOS biopsies

Comparison† with Other Oral Drug Candidates

Best in Class in NASH Resolution and Liver Fat Reduction

NASH Resolution with No Worsening of Fibrosis

Absolute Changes of Liver Fat from Baseline



Dose1/Treatment1
Dose2/Treatment2
* p < 0.05, *** p < 0.001 vs placebo
Placebo-adjusted
% of Subjects for Resolution of NASH
80%
70%
60%
50%
40%
30%
20%
10%
0%
* 46%
*** 69%
ns 3%
ns 4%
ns 11%
ns 18%
* 19%
* 14%
*** 26%
ns 3%
ns 12%
36 Wk
18 Mn
52 Wk
36 Wk
24 Wk
52 Wk
Candidate (Trial)
LPCN 1144 (NCT04134091)
Obeticholic Acid (NCT02548351) (NCT01265498)
Seladelpar (NCT03551522)
Resietirom (NCT02912260)
Lanifibranor (NCT03008070)
Aramchol (NCT02279524)
Placebo-adjusted
Absolute % Changes
2
0
-2
-4
-6
-8
-10
-6%
-8%
-3%
2%
-4%
Not Reported
-3%
All numbers shown for other candidates use the highest reported treatment effect among multiple treatment groups

†Data are derived from published reports of different clinical trials at different points in time, with differences in trial design, size, and patient populations. No head-to-head clinical trials have been conducted. Reduction 2-point on NAS or resolution of NASH without worsening of fibrosis with at least a 2-pt reduction in NAS.

Reference: Obeticholic acid (Younossi et al, Lancet 2019), Seladelpar (Cymabay, Apr 2021 Corp deck), Resmetirom (Harrison et al, Lancet 2019; Madrigal, June 2019 Corp deck), Lanifibranor (Inventiva, Jul 2021 Corp deck); Aramchol (Raymond James Life Sciences and MedTech Conference 2019)

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ENHANCING HEALTH

Key Non-Histology Marker Results from *LiFT* Study

Liver Enzyme# Reductions and Body Composition Changes

Mean Baseline

	ALT (U/L)	AST (U/L)
Placebo (N=19)	49.0	35.4
Treatment A (N=18)	53.9	32.4
Treatment B (N=19)	51.5	31.9

Liver Injury Marker Reduction


ALT (U/L) Changes
Placebo
Treatment A
Treatment B
Time (week)
AST (U/L) Changes
Time (week)

Safety Set with all available data, # ALT: alanine aminotransferase; AST: aspartate aminotransferase
* $p < 0.05$; ** $p < 0.01$; *** $p < 0.001$ vs placebo

Positive Effects on Body Composition†

Relative Change in Appendicular Lean Mass


Placebo (N=14)
Treatment A (N=13)
Treatment B (N=13)
Relative Change (%)
-1.42
2.75
1.9

Relative Change in Whole Body Fat Mass


Placebo (N=14)
Treatment A (N=13)
Treatment B (N=13)
Relative Change (%)
1.78
-3.68
-7.33

† All available data at Week 36 (Last Observation Carry Forward ("LOCF"))
* $p < 0.05$ vs placebo

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Fibrosis Outcomes Across Biopsy Assessment Techniques[1]

Treatment Effects on Fibrosis Improvement Needs Confirmation in a Larger Study

Histopathological Assessment Techniques	Placebo (N = 15)	Treatment A (N = 15)	Treatment B (N = 14)
NASH CRN: Fibrosis Improvement ≥ 1 Stage with No Worsening of NASH Responders, n (%)	6 (40%)†	4 (27%)	2 (14%)
Paired Reads: Fibrosis Improvement with No Worsening of NASH[2] Responders, n (%)	3 (20%)	6 (40%)	8 (57%)
Digital Reads (FibroNest): Fibrosis Improvement[3] Responders, n (%)	5 (33%)	12 (80%)	6 (43%)

1 Biopsy Set defined as all subjects with baseline and EOS biopsy
† One subject in placebo is missing NASH CRN fibrosis score and is treated as a non-responder
2 Fibrosis improvement on paired reads defined as a score of improvement in fibrosis with a score of no worsening of ballooning, inflammation, or steatosis
3 For Digital Reads (FibroNest - http://www.fibronest.com), improvement defined as a decrease in parenchymal tissue normalized phenotypic fibrosis composite score

Safety Overview of LPCN 1144 Through Week 36

Well-Tolerated with an Overall Safety Profile Comparable to Placebo

- Frequency and severity of TEAEs in both treatment arms were comparable to placebo
- Frequency of SAEs in both treatment arms were comparable to placebo
- Discontinuance of study drug due to TEAEs: 4 subjects in placebo and 1 subject in treatment arms
- Cardiovascular events were balanced among groups
- No reported cases of hepatocellular carcinoma or Drug Induced Liver Injury ("DILI")
- Weight change from baseline was comparable among groups
- Changes in lipids comparable to placebo

AEs of Interest, n (%)	Placebo	Treatment A	Treatment B
Diarrhea	2 (10.5%)	1 (5.6%)	0 (0%)
Nausea	1 (5.3%)	1 (5.6%)	0 (0%)
Vomiting	none	none	none
Pruritus	1 (5.3%)	1 (5.6%)	0 (0%)
BPH	1 (5.3%)	0 (0%)	0 (0%)
PSA Increased	0 (0%)	1 (5.6%)	0 (0%)
Hypertension†	1 (5.3%)	3 (17%)	0 (0%)
Peripheral Edema	2 (10.5%)	1 (5.6%)	1 (5.3%)

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BPH = Benign prostatic hyperplasia; PSA = Prostate-Specific Antigen; † New or worsening hypertension

Treatment Effects in Hypogonadal and Eugonadal Men

Treatment Effects in Hypogonadal and Eugonadal Men

Baseline Characteristics †

Parameter	LPCN 1144-Treated	
	Eugonadal (N=15)	Hypogonadal‡ (N=22)
Mean Age (years)	49.3	54.5
Mean BMI (kg/m^2)	32.5*	37.9
Mean ALT (U/L)	64.5	45.6
Mean AST (U/L)	39.2	27.9
Testosterone (ng/dL)	474*	243
Hepatic Fat Fraction % (MRI-PDFF)	19.9	17.2
Mean Fibrosis Stage	1.4	1.3
Mean NAFLD Activity Score	4.6	4.9
Fat Mass, kg (DXA)	35.1*	44.0
Appendicular Lean Mass, kg (DXA)	30.5	28.6

† Liver enzyme, MRI-PDFF, NAS, and DXA data in this table includes all baseline subject data used in the analysis on proceeding slides
‡Subjects who have at least two baseline T measurements < 300 ng/dL **OR** a history of hypogonadism
* $p < 0.05$;

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Treatment Effects in Hypogonadal and Eugonadal Men

Absolute Change Liver Fat Fraction at Week 12



Liver Fat Reduction at Week 12 (MRI-PDFF)
Eugonadal (n=15)
Hypogonadal (n=20)
Absolute Change from Baseline (%)
0.0
-2.5
-5.0
-7.5
-10.0
-8.5
-7.8
NS

All available data

Treatment Effects in Hypogonadal and Eugonadal Men

NASH Resolution with No Worsening of Fibrosis


NASH Resolution with
No Worsening of Fibrosis[1]
Eugonadal (n=8)
Hypogonadal (n=18)
NS
Responders (%)
60
40
20
0
50
61

1 NASH resolution is defined per FDA guidance as lobular inflammation score = 0 or 1 and hepatocyte ballooning score = 0. NASH Resolution Set includes those subjects with baseline and EOS biopsy and with NASH at baseline (NAS ≥ 4 with lobular inflammation score ≥ 1 and hepatocyte ballooning score ≥1) per FDA Phase 3 guidance
All Available Data, Biopsy Set

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Treatment Effects in Hypogonadal and Eugonadal Men

NAFLD Activity Score and Components



% of Subjects with Improvement in Individual NAS Components
NS
NS
NS
80
60
40
20
0
Responders (%)
Steatosis
Inflammation
Ballooning
Eugonadal (n=10)
Hypogonadal (n=19)

A responder is defined as a subject who has a lower score for a NAS component at Week 36 compared to baseline.
All available data, Biopsy Set

Treatment Effects in Hypogonadal and Eugonadal Men

Relative Change from Baseline in ALT and AST


Alanine Aminotransferase
(ALT)
Eugonadal (n=13)
Hypogonadal (n=22)
Relative Change from Baseline (%)
0
-5
-10
-15
-15.7
-12
NS


Aspartate Aminotransferase
(AST)
Eugonadal (n=13)
Hypogonadal (n=22)
Relative Change from Baseline (%)
0
-5
-10
-15
-15.2
-11.7
NS

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All available data

Treatment Effects in Hypogonadal and Eugonadal Men

Changes in Body Composition (DXA)



Whole Body Fat Mass
(Relative Change)
Eugonadal (n=9)
Hypogonadal (n=17)
Relative Change from Baseline (%)
0
-2
-4
-6
-3.9
-5.6
NS



Appendicular Lean Mass
(Relative Change)
Eugonadal (n=9)
Hypogonadal (n=17)
Relative Change from Baseline (%)
6
4
2
0
-2
*
4.4
-0.8

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All available data from subjects with baseline and Week 36/LOCF DXA Data. * $p < 0.05$

Safety Overview of LPCN 1144 Through Week 36

Well-Tolerated with an Overall Safety Profile Comparable between Hypogonadal and Eugonadal

AEs of Interest, n (%)	Placebo	Eugonadal (n=15)	Hypogonadal (n=22)
Diarrhea	2 (10.5%)	none	1 (5%)
Nausea	1 (5.3%)	none	1 (5%)
Vomiting	none	none	none
Pruritus	1 (5.3%)	1 (7%)	none
BPH	1 (5.3%)	none	none
PSA Increased	0 (0%)	none	1 (5%)
Hypertension†	1 (5.3%)	1 (7%)	2 (9%)
Peripheral Edema	2 (10.5%)	none	2 (9%)

BPH = Benign prostatic hyperplasia; PSA = Prostate-Specific Antigen; † New or worsening hypertension

Open-Label Extension Trial

LPCN 1144: NASH Open Label Extension Study

Objective & Design

Objective: To evaluate the safety and tolerability of extended (up to 72 weeks) treatment with LPCN 1144 in subjects with biopsy confirmed Nonalcoholic Steatohepatitis (NASH)

- A multicenter study (NCT04685993) to provide LPCN 1144 treatment to subjects from the LiFT study (NCT04134019) who chose to participate



LiFT: 36 weeks
Placebo (n=19)
n=9
OLE: 36 weeks
Enrollment and randomization (N=56)
LPCN 1144 A (n=18)
LPCN 1144 (n=25)
n=16
LPCN 1144 B (n=19)

Overview of OLE Study Results

- Reduction in liver enzymes maintained with increased treatment duration
- Liver biopsy
  - Initial 36 weeks of treatment resulted in NASH resolution and Fibrosis improvement
  - Longer duration may result in additional fibrosis reduction
- As in LiFT, well-tolerated with no safety signals
- Results to be presented at The Liver Meeting 2022
  - "Efficacy, Safety, and Tolerability of Continued LPCN 1144 Treatment in Nonalcoholic Steatohepatitis (NASH) Subjects with Fibrosis in an Open Label Extension Study (OLE)"
  - Abstract # 36365

LiFT Results Support LPCN 1144 Further Development

Met the Primary and Key Secondary Endpoints with Statistical Significance

01 Met the pre-specified histological regulatory endpoint of NASH resolution with no worsening of fibrosis

02 Changes in liver fat, key liver enzymes, body composition support beneficial treatment effects

03 Treatment effect and safety consistent in hypogonadal and eugonadal men

04 Open-label extension trial demonstrates safety and efficacy with 72 weeks of LPCN 1144 treatment

05 Well-tolerated with an overall safety profile comparable to placebo